                                                            Exhibit 10.1

                             FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT ("Agreement") is effective as of the 30th day of June, 2002, (the "Effective Date") among Isomet Corporation ("Borrower") and Bank of America, N.A., a national banking association ("Bank").

                                   RECITALS:

     A. Borrower is indebted to Bank (the "Loan") as evidenced by that Note dated June 30, 2001 in the amount of $750,000.00, payable to the Bank (as modified, the "Note").

     B. The Note is secured by among other things that certain Security Agreement dated June 30, 2001 executed by Borrower, covering certain property more particularly described therein ("Security Agreement") and the appropriate UCC-1 Financing Statements.

     C. The Note, and all other written documents executed in connection therewith, together with any written renewals, modifications and/or extensions thereof are collectively referred to as the "Loan Documents."

     D.  The Note matured June 30, 2002, and remains unpaid as of this date.

     E. Obligor has requested that Bank forebear from exercising its rights and remedies under the Loan Documents for a period of time as specified herein in reliance upon the covenants, representations, and warranties of Obligor herein and for other consideration.

                                   AGREEMENT:

For and in consideration of the mutual covenants herein, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligor and Bank agree as follows:

     1. Recitals. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this Agreement.

     2. No Waiver. The execution, delivery and performance of this Agreement by Bank and the acceptance by Bank of performance of Obligor hereunder (a) shall not constitute a waiver or release by Bank of any default that may now or hereafter exist under the Loan Documents, (b) shall not constitute a novation of the Loan Documents and (c) except as expressly provided in this Agreement, shall be without prejudice to, and is not a waiver or release of Bank's rights at any time in the future to exercise any and all rights conferred upon Bank by the Loan Documents or otherwise at law or in equity, including but not limited to the right to institute foreclosure proceedings against the Property, institute collection or arbitration proceedings against Obligor or to exercise any right against any other person or entity not a party to this Agreement.

          3. Forbearance. So long as this Agreement is not terminated earlier as provided herein, Bank agrees not to foreclose or attempt to foreclose any collateral securing the Note, institute suit or arbitration proceedings for collection of the Loan against Obligor, or exercise any other remedies available to it under the Loan Documents or under applicable law from the Effective Date until September 30, 2002 (the "Termination Date"). The period of time from the Effective Date through the Termination Date shall be referred to as the Forbearance Period. If all amounts due and owing under the Loan are not paid in full on or before the Termination Period or the earlier termination of this Agreement, then Bank may seek to foreclose upon any collateral for the Note and to exercise any other remedies to which Bank may be entitled under the Loan Documents or applicable law to collect amounts due under the Note or other Loan Documents. Obligor agrees not to initiate any action of any kind against Bank with respect to the Note, exercise any remedy available under the Loan Documents or otherwise, or make any type of demand upon Bank with respect to the indebtedness evidenced by the Note during the Forbearance Period.

          4. Payment. Obligor convenants and agrees to make the following payments to Bank:

          (a) Forbearance Fee. Contemporaneously with the execution of this Agreement, Obligor shall pay Bank a nonrefundable forbearance fee in the amount of $3,500.00 in partial consideration for Bank entering into this Agreement.

          (b) Scheduled Payments. During the Forbearance Period, Obligor shall pay each installment of interest required by the Note subsequent to the date hereof. In addition, on the Termination Date, a final payment of all unpaid principal and interest on the Loan will be due and payable. Interest will continue to accrue and be computed on the outstanding principal balance of the Note from time to time during the Forbearance Period in accordance with the terms of the Note.

          5. Acknowledgment of Default, Amounts Due and Maturity Date. Bank and Obligor acknowledge that, prior to giving effect to the payment or payments specified in this Agreement, the aggregate outstanding unpaid principal balance of the Note as of June 30, 2002 is $700,000.00. The maturity date for the Note was June 30, 2002, and therefore, subject to the terms of this Agreement, the
Note is due in full. Obligor waives any and all rights to other notice of payment default or any other default, protest and notice of protest, dishonor, diligence in collecting and the bringing of suit or arbitration proceedings against any party, notice of intention to accelerate, notice of acceleration, demand for payment and any other notices whatsoever regarding the Note or the other Loan Documents, and further waive any claims that any notices previously given are insufficient for any reason.

          6. Additional Fees. If Obligor does not pay the outstanding balance due and owing under the Note in full by September 30, 2002, Obligor shall pay Bank an additional fee in the amount of $25,000.00 which will immediately be due and payable on that date.

          7. Limitation on Interest. No provision of this Agreement, the Note, any of the other Loan Documents, or any instrument evidencing or securing the Note, or otherwise relating to the indebtedness evidenced by the Note, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum rate permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Obligor nor any endorsers of the Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. 1t is expressly stipulated and agreed to be the intent of Obligor and Bank at all times to comply with the usury and other laws relating to the Note and the other Loan Documents and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable to the Note or the other Loan Documents. In the event Bank ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the
Note is paid in full, any remaining excess shall be paid forthwith to Obligor and the provisions of the Note, the other Loan Documents and any demand or other charging document shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as otherwise to permit the recovery of the fullest amount called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest allowed to be charged by applicable law, Obligor and Bank shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the respective Note so that the amount or rate of interest charged for any and all periods of time during the term of the
Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as to amended to allow the greater amount or rate of interest.

          8. Representations and Warranties. In order to induce Bank to execute, deliver, and perform this Agreement, Obligor warrants and represents to Bank that:

     ii) This Agreement is not being made or entered into with the actual intent to hinder, delay, or defraud any entity or person, and each obligor is solvent and not bankrupt;

     iii) This Agreement is not intended by the parties to be a novation of the Loan Documents and, except as expressly modified herein, all terms, conditions, rights and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

     iv) No action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code, has been instituted or threatened by or against Obligor.

     v) The execution of this Agreement by Obligor and the performance by Obligor of their obligations hereunder will not violate or result in a breach or constitute a default under any agreements to which any of them is a party;

     vi) All information provided by Obligor to Bank prior to the date hereof, including, without limitation, all financial statements, balance sheets, and cash flow statements, was, at the date of delivery, and is, as of the date hereof, true and correct in all respects. Obligor recognizes and acknowledges that Bank is entering into this Agreement based in part on the financial information provided to Bank by each of them and that the truth and correctness of that financial information is a material inducement to Bank in entering into this Agreement. During the term of this Agreement, Obligor agrees to advise Bank promptly in writing of any and all new information, facts, or occurrences which would in any way materially supplement, contradict, or affect any financial statements, balance sheets, cash flow statements, or similar items furnished to Bank; and

     vii) This Agreement and the Loan Documents constitute the entire agreement between Bank and Obligor with respect to this matter.

          9. Termination of this Agreement. This Agreement will terminate upon the expiration of the Forbearance Period unless terminated earlier by Bank, at Bank's sole option, upon written notice to Obligor of the occurrence of any of the following:

              (a) Any Obligor files a petition for bankruptcy under any chapter of the Federal Bankruptcy Code or takes advantage of any other debtor relief law, or an involuntary petition for bankruptcy under any chapter of the Federal Bankruptcy Code is filed against any Obligor or any other judicial action is taken with respect to or any Obligor by any creditor;

              (b) Bank discovers that any representation or warranty made herein by Obligor was or is untrue, incorrect or misleading in any material respect;

              (c) An event of default occurs under the Loan Documents, other than the defaults known by Bank to exist as of this date; or

              (d) Obligor breaches or defaults in performance of any covenant or agreement contained in this Agreement.

          10. Waiver and Release of Claims. Obligor warrants and represents to Bank that the Note is not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and Obligor releases and discharges Bank and its predecessors, successors, assigns, officers, employees, agents, subsidiaries and affiliates (collectively "Affiliates") from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by any Obligor and that arise out of any one or more circumstances or events that occurred prior to the date of this Agreement. Moreover, Obligor jointly and severally, waives any and all claims now or hereafter arising from or related to any and all claims now on hereafter arising from or related to any delay by Bank or its Affiliates in exercising any rights or remedies under the Loan Documents, including, without limitation, any delay in foreclosing any collateral securing the Loan.

          11. Bankruptcy.

               (a) In entering into this Agreement, Obligor and Bank hereby stipulate, acknowledge and agree that Bank gave up valuable rights and agreed to forbear from exercising legal remedies available to it in exchange for the promises, representations, acknowledgments and warranties of Obligor as contained herein and that Bank would not have entered into this Agreement but for such promises, representations, acknowledgments, agreements, and warranties, all of which have been accepted by Bank in good faith, the breach of which by Obligor in any way, at any time, now or in the future, would admittedly and confessedly constitute cause for dismissal of any such bankruptcy petition pursuant to 11 U.S.C. ss. 1112(b).

               (b) As additional consideration for Bank agreeing to forbear from immediately enforcing its rights and remedies under this Agreement, the Note and in the Loan Documents, including but not limited to the institution of foreclosure proceedings, Obligor agrees that in the event a bankruptcy petition under any Chapter of the Bankruptcy Code (11 U.S.C. ss.101, et seq.) is filed by or against any obligor at any time after the execution of this Agreement, Bank shall be entitled to the immediate entry of an order from the appropriate bankruptcy court granting Bank complete relief from the automatic stay imposed by ss.362 of the Bankruptcy Code (11 U.S.C. ss.362) to exercise its foreclosure and other rights, including but not limited to obtaining a foreclosure judgment and foreclosure sale, upon the filing with the appropriate court of a motion for relief from the automatic stay with a copy of this Agreement attached thereto. Obligor specifically agrees (i) that upon filing a motion for relief from the automatic stay, Bank shall be entitled to relief from the stay without the necessity of an evidentiary hearing and without the necessity or requirement of the Bank to establish or prove the value of the Property, the lack of adequate protection of its interest in the Property, or the lack of equity in the Property; (ii) that the lifting of the automatic stay hereunder by the appropriate bankruptcy court shall be deemed to be "for cause" pursuant to section 362(d)(1) of the Bankruptcy Code (11 U.S.C. ss.362(d)(1)); and (iii) that Obligor will not directly or indirectly oppose or otherwise defend against Bank's efforts to gain relief from the automatic stay. This provision is not intended to preclude Obligor from filing for protection under any Chapter of the Bankruptcy Code. The remedies prescribed in this paragraph are not exclusive and shall not limit Bank's rights under the Loan Documents, this Agreement or under any law.

               (c) All of the above terms and conditions have been freely bargained for and are all supported by reasonable and adequate consideration and the provisions herein are material inducements for Bank entering into this Agreement.

          12. ARBITRATION. THE LOAN DOCUMENTS ARE HEREBY AMENDED TO INCLUDE AND THIS AGREEMENT SHALL BE SUBJECT TO THE FOLLOWING PROVISION:

     ARBITRATION. EXCEPT AS SET OUT BELOW, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO

THOSE ARISING OUT OF OR RELATING TO THIS DOCUMENT OR ANY RELATED DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT (COLLECTIVELY, "CLAIM"), SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE APPLICABLE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF ("JAMS"), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL, JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CLAIM IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR ANY JUDICIAL RELIEF SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

     a. SPECIAL RULES. ANY ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS DOCUMENT, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY JAMS WHO WILL APPOINT AN ARBITRATOR; IF JAMS IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR. THE ARBITRATOR SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS DOCUMENT.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF ANY PARTY HERETO
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST OR SELL ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. ANY PARTY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE OR SELL COLLATERAL OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY

ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS DOCUMENT. NONE OF THESE ACTIONS SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CLAIM OCCASIONING RESORT TO SUCH REMEDIES OR PROCEDURES.

     c. WAIVER OF CERTAIN DAMAGES. THE PARTIES HERETO WAIVE ANY RIGHT OR REMEDY EITHER MAY HAVE AGAINST THE OTHER TO RECOVER PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF ANY CLAIM WHETHER THE CLAIM IS RESOLVED BY ARBITRATION OR BY JUDICIAL ACTION.

           13.  Miscellaneous

                (a) This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

                (c) Any future waiver, alteration, amendment or modification of any of the provisions of the Loan Documents or this Agreement shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Documents, or this Agreement can be modified orally, by course of dealing or by implied agreement. Moreover, any delay by Bank in enforcing its rights after an event of default shall not be a release or waiver of the event of default and shall not be relied upon by the Obligor as a release or waiver of the default.

                (c) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, legal representatives, and assigns.

                (d) The headings of paragraphs in this Agreement are for convenience of reference only and shall not in any way affect the interpretation or construction of this Agreement.

                (e) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND AND FEDERAL LAW, AS APPLICABLE.

                (f) The warranties and representations of the parties in this Agreement shall survive the termination of this Agreement.

                (g) The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship.

                (h) For purposes of this Agreement and the Loan Documents, the addresses for notice are as follows:

              BORROWER:

              Isomet Corporation
              5263 Port Royal Road
              Springfield, VA 22151-2103

              BANK:

              Bank of America, N.A.
              Mail Code: NC1-001-07-06
              101 N. Tryon Street
              Charlotte, NC 28255
              Attn: Brenda Temple

Notice shall be in writing, and shall be deemed to have been given (i) 72 hours after being sent by certified or registered mail, return receipt requested, postage prepaid and addressed as set forth above; or (ii) if by personal delivery (a) to Obligor when personally delivered to such Obligor or any other officer, partner, agent or employee of such Obligor at its respective address set forth above, or (b) if to Bank, when personally delivered to an officer of the Commercial Bank Special Assets Department of Bank at the address set forth above. Rejection or other refusal to accept or inability to deliver because of a changed address of which no notice has been received shall also constitute service of notice. Obligor and Bank may change such address by sending written notice to the other in accordance with the foregoing; however, no written notice of change of address shall be effective until the date of receipt thereof. The parties hereto agree that any notice sent to an Obligor shall be deemed notice to all general partners in the event such Obligor is a partnership.

         14. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR ORAL OR WRITTEN, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [Signature page follows]

EXECUTED under seal as of the Effective Date.


ATTEST:                                  BORROWER:


/s/ Delmar R. Rader                      Isomet Corporation
-------------------------------------
Name: Delmar R. Rader
     --------------------------------
Title: Vice President                    By: /s/ Jerry W. Rayburn
      -------------------------------       ------------------------------------
                                         Name: Jerry W. Rayburn
                                              ----------------------------------
                                         Title: Executive Vice President
                                               ---------------------------------

                            BORROWER ACKNOWLEDGMENT

STATE OF VIRGINIA                        (S)
                                         (S)
COUNTY OF FAIRFAX                        (S)

     I, Nancy Gomez, a Notary Public for said County and State, do certify that Delmar Robert Rader & Jerry W. Rayburn, personally appeared before me this day and acknowledged that he/she is the _______________ V.P. of Isomet Corporation, and that by authority duly given and as the act of said corporation, the foregoing instrument was signed in its name by _____________________, its ____________________ Exec. V.P., sealed with its corporate seal, and attested by himself/herself as its Assistant Secretary.

Witness my hand and official seal, this 19th day of July, 2002.


                                         /s/ Nancy Gomez
                                         ---------------------------------------
                                         Notary Public

[NOTARIAL SEAL]

My Commission Expires:

        Nov. 30, 2005
---------------------------------

                                     BANK:

Bank of America                                                           Page 9

ATTEST                                  Bank of America, N.A.
                                        a national banking association
Rhonda S. Underwood
----------------------------            By:  Brenda Temple
Name:  Rhonda S. Underwood                   --------------------
       ----------------------           Name:  Brenda Temple
Title: Assistant Secretary                     ------------------
                                        Title: Vice President
                                               ------------------

                               BANK ACKNOWLEDGMENT


STATE OF NORTH CAROLINA                 (S)
                                        (S)
COUNTY OF MECKLESBURG                   (S)

     I, Paul H. Allen, a Notary Public for said County and State, do certify that Rhonda S. Underwood, personally appeared before me this day and acknowledged that he/she is the Assistant Secretary of Bank of America, N.A., and that by authority duly given and as the act of Bank of America, N.A., the foregoing instrument was signed in its name by Rhonda S. Underwood, its Assistant Vice President, sealed with its corporate seal, and attested by himself/herself as its Assistant Secretary.

     Witness my hand and official seal, this 23rd day of July, 2002


                                        /s/ Paul H. Allen
                                        --------------------
                                        Notary Public


[NOTARIAL SEAL]

My Commission Expires:

8/25/06

Bank of America                                                          Page 10